                                    (AIMCO)
                              AMENDED AND RESTATED

                             LETTER OF TRANSMITTAL
               TO TENDER UNITS OF LIMITED PARTNERSHIP INTEREST IN
                CENTURY PROPERTIES FUND XIV (THE "PARTNERSHIP")
                        PURSUANT TO AN OFFER TO PURCHASE
                              DATED APRIL 27, 2005
                                       BY

                             AIMCO PROPERTIES, L.P.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON MAY 31, 2005, UNLESS EXTENDED (THE "EXPIRATION DATE") THE OFFER PRICE IS $16.23
                                    PER UNIT
--------------------------------------------------------------------------------

IF YOU HAVE THE CERTIFICATE ORIGINALLY ISSUED TO REPRESENT YOUR INTEREST IN THE
    PARTNERSHIP PLEASE SEND IT TO THE INFORMATION AGENT WITH THIS LETTER OF
                                  TRANSMITTAL

                    The Information Agent for the offer is:

                             THE ALTMAN GROUP, INC.

                 By Mail:                            By Overnight Courier:                             By Hand:
               P.O. Box 238                         1275 Valley Brook Avenue                   1275 Valley Brook Avenue
           Lyndhurst, NJ 07071                        Lyndhurst, NJ 07071                        Lyndhurst, NJ 07071
                                                         By Telephone:
                                                    TOLL FREE (800) 467-0821
                                                            By Fax:
                                                         (201) 460-0050

    To participate in the offer, you must send a duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal so that such documents are received by The Altman Group, Inc., the Information Agent, on or prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR OPTION AND RISK, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. DELIVERY OF THIS LETTER OF TRANSMITTAL OR ANY OTHER REQUIRED DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

    FOR INFORMATION OR ASSISTANCE IN CONNECTION WITH THE OFFER OR THE COMPLETION OF THIS LETTER OF TRANSMITTAL, PLEASE CONTACT THE INFORMATION AGENT AT (800) 467-0821 (TOLL FREE).

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    WHEN TENDERING, YOU MUST SEND ALL PAGES OF THIS LETTER OF TRANSMITTAL, INCLUDING EXECUTED TAX CERTIFICATIONS (BOXES A AND B).

-------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF UNITS TENDERED
-------------------------------------------------------------------------------------------------------------------
   NAME(S), ADDRESS(ES), NUMBER OF UNITS OWNED AND TAX IDENTIFICATION NUMBER OF
REGISTERED HOLDER(S). (PLEASE INDICATE CHANGES OR CORRECTIONS TO THE NAME, ADDRESS,  TOTAL NUMBER OF UNITS TENDERED
        NUMBER OF UNITS OWNED AND TAX IDENTIFICATION NUMBER PRINTED BELOW.)                       (#)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS

                         (SEE INSTRUCTIONS 2, 4 AND 8)

     To be completed ONLY if the consideration for the purchase price of Units accepted for payment is to be issued in the name of someone other than the undersigned.

[ ]  Issue consideration to:

Name:
--------------------------------------------------------------------------------
                             (Please Type or Print)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                  (Tax Identification or Social Security No.)
                           (See Substitute Form W-9)

                         SPECIAL DELIVERY INSTRUCTIONS

                         (SEE INSTRUCTIONS 2, 4 AND 8)

     To be completed ONLY if the consideration for the purchase price of Units accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

[ ]  Mail Consideration to:

Name:
--------------------------------------------------------------------------------
                             (Please Type or Print)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereto hereby acknowledges that he or she has received (i) the Purchaser's Offer to Purchase dated February 16, 2005 (the "Offer Date") and the Amended and Restated Offer to Purchase dated the date set forth above, relating to the offer by AIMCO Properties, L.P. (the "Purchaser") to purchase Limited Partnership Interests (the "Units") in the Partnership and (ii) this Letter of Transmittal and the Instructions hereto, as each may be supplemented or amended from time to time (collectively, the "Offer").

     THE GENERAL PARTNER OF YOUR PARTNERSHIP DOES NOT MAKE ANY RECOMMENDATION REGARDING WHETHER YOU SHOULD ACCEPT THE OFFER. YOU ARE ENCOURAGED TO CAREFULLY REVIEW THE OFFER TO PURCHASE AND ANY OTHER INFORMATION AVAILABLE TO YOU AND TO SEEK ADVICE FROM YOUR INDEPENDENT LAWYER, TAX ADVISOR AND/OR FINANCIAL ADVISOR WITH RESPECT TO YOUR PARTICULAR CIRCUMSTANCES BEFORE DECIDING WHETHER OR NOT TO ACCEPT THE OFFER.

     Upon the terms and subject to the conditions set forth in the Offer to Purchase, and this Letter of Transmittal, the undersigned hereto hereby tenders to the Purchaser the Units set forth in the box above entitled "Description of Units Tendered," including all interests in any limited partnership represented by such units (collectively, the "Units"), at the price indicated on the Offer and any supplement thereto, less the amount of distributions, if any, made by the Partnership from the Offer Date until the Expiration Date (the "Offer Price"), net to the undersigned in cash, without interest.

     By executing this Letter of Transmittal, the undersigned hereby acknowledges that the general partner does not make any recommendation regarding whether the undersigned should accept the Offer, and the undersigned hereto represents and warrants to the Purchaser that the undersigned has received the Offer.

     Subject to and effective upon acceptance for payment of any of the Units tendered hereby in accordance with the terms of the Offer, the undersigned hereto hereby irrevocably sells, assigns, transfers, conveys and delivers to, or upon the order of, the Purchaser all right, title and interest in and to such Units tendered hereby that are accepted for payment pursuant to the Offer, including, without limitation, (i) all of the undersigned's interest in the capital of the Partnership, and the undersigned's interest in all profits, losses and distributions of any kind to which the undersigned shall at any time be entitled in respect of the Units, including, without limitation, distributions in the ordinary course, distributions from sales of assets, distributions upon liquidation, winding-up, or dissolution, payments in settlement of existing or future litigation, and all other distributions and payments from and after the Expiration Date of the Offer, in respect of the Units tendered by the undersigned and accepted for payment and thereby purchased by the Purchaser; (ii) all other payments, if any, due or to become due to the undersigned in respect of the Units, under or arising out of the agreement and certificate of limited partnership of the Partnership (the "Partnership Agreement"), or any agreement pursuant to which the Units were sold (the "Purchase Agreement"), whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise; (iii) all of the undersigned's claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under or arising out of the Partnership Agreement or Purchase Agreement or the undersigned's ownership of the Units, including, without limitation, all voting rights, rights of first offer, first refusal or similar rights, and rights to be substituted as a limited partner of the Partnership; and (iv) all present and future claims, if any, of the undersigned whether on behalf of the Partnership, individually or on behalf of a putative class (including without limitation any claims against limited partners of the Partnership, the general partner(s) and/or any affiliates thereof) under, arising out of or related to the Partnership Agreement, the Purchase Agreement, the undersigned's status as a limited partner, the terms or conditions of the Offer, the management of the Partnership, monies loaned or advanced, services rendered to the Partnership or its partners, or any other claims arising out of or related to the undersigned's ownership of Units in the Partnership.

     The undersigned hereto, on behalf of himself or herself, his or her heirs, estate, executor, administrator, successors and assigns, and the Partnership, fully, finally and forever releases, relinquishes and discharges the Purchaser and its predecessors, successors and assigns and its present and former parents, subsidiaries, affiliates, investors, insurers, reinsurers, officers, directors, employees, agents, administrators, auditors, attorneys, accountants, information and solicitation agents, investment bankers, and other representatives, including but not limited to Apartment Investment and Management Company and the general partner of the Partnership (collectively, the "Releasees"), from any and all claims and causes of action, whether brought individually, on behalf of a class, or derivatively, demands, rights, or liabilities, including, but not limited to, claims for negligence, gross negligence, professional negligence, breach of duty of care or loyalty, or breach of duty of candor, fraud, breach of fiduciary duty, mismanagement, corporate waste, malpractice, misrepresentation, whether intentional or negligent, misstatements and omissions to disclose, breach of contract, violations of any state or federal statutes, rules or regulations, whether known claims or unknown claims that have been asserted or that could have been asserted against the Releasees, through and including the date of execution of the letter of transmittal, including, but not limited to, those claims that arise out of or relate to (a) those matters and claims set forth in the Nuanes and Heller class and derivative litigation described in the Offer to Purchase, (b) the ownership of one or more Units in the Partnership, including but not limited to, any and all claims related to the management of the Partnership or the properties owned by the Partnership (whether currently or previously), the payment of management fees or other monies to the general partner of the Partnership and its affiliates, prior acquisitions or tender offers and the prior settlement, (c) the purchase, acquisition, holding, sale, tender or voting of one or more Units in the Partnership, or (d) any of the facts, circumstances, allegations, claims, causes of action, representations, statements, reports, disclosures, transactions, events, occurrences, acts, omissions or failures to act, of whatever kind or character whatsoever, irrespective of the state of mind of the actor performing or omitting to perform the same, that have been or could have been alleged in any pleadings, amended pleading, argument, complaint, amended complaint, brief, motion, report or filing in the Nuanes and Heller class and derivative litigation (collectively, the "Released Claims"); provided, however, that the Released Claims are not intended to include (i) any unrelated claims that are unique to a unitholder or settlement class member (e.g., a settlement class member slips and falls on property owned by one of the defendants in the Nuanes and Heller class and derivative litigation, loses or did not receive a distribution check distributed to other limited partners in such partnership, or is an employee of one of the defendants and has an employee-related claim), (ii) any claim based on violations of federal or state securities laws in connection with the Offer, and
(iii) any right to your pro rata share of the settlement fund in the Nuanes and Heller settlement, assuming that you are otherwise eligible, and approval of the settlement and any judgment entered thereto become final.

     The undersigned hereto expressly waives and relinquishes, to the fullest extent permitted by law and consistent with the releases contained herein, the provisions, rights and benefits of Section 1542 of the Civil Code of California ("Section 1542"), which provides:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     The undersigned hereto waives any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, that is similar, comparable or equivalent to Section 1542. The undersigned acknowledges and agrees that it may hereafter discover facts in addition to or different from those which it now knows or believes to be true with respect to the subject matter of the Released Claims, but the undersigned shall be deemed to have fully, finally and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, that now exist or heretofore have existed upon any theory of law or equity now existing, including, but not limited to, conduct that is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery of the existence of such different or additional facts.

     The undersigned hereto agrees that the releases contained herein are intended to include the Released Claims, which the undersigned may have and which the undersigned does not know or suspect to exist in its favor against the Releasees and that the releases contained herein extinguish those claims. The undersigned hereto represents and warrants to the Releasees that the undersigned has been advised by its attorney of the effect and import of the provisions of
Section 1542, and that the undersigned has not assigned or otherwise transferred or subrogated any interest in the Released Claims.

     The undersigned hereto irrevocably appoints the Purchaser and its designees as his or her proxy, each with full power of substitution, to the fullest extent of the undersigned's rights with respect to the Units tendered by him or her and accepted for payment by the Purchaser. Such proxy shall be considered coupled with an interest in the tendered Units. Such appointment will be effective when, and only to the extent that, we accept the tendered units for payment. Upon such acceptance for payment, all prior proxies and consents given by the undersigned hereto with respect to the Units will, without further action, be revoked, and no subsequent proxies or consents may be given (and if given will not be effective). The Purchaser and its designees are, as to those Units, empowered to exercise all voting and other rights as a limited partner as the Purchaser, in its discretion, may deem proper at any meeting of limited partners, by written consent or otherwise. By executing this Letter of Transmittal, the undersigned agrees to execute all such documents and take such other actions as shall be reasonably required to enable the Units tendered to be voted in accordance with the Purchaser's directions. The proxy granted by the undersigned hereto to the Purchaser will remain effective and be irrevocable for a period of ten years following the Expiration Date of the Offer.

     The undersigned hereto hereby irrevocably constitutes and appoints the Purchaser and any designees of the Purchaser as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to do all such acts and things necessary or expedient to deliver such Units and transfer ownership of such Units on the partnership books maintained by the general partner of the Partnership, together with all accompanying evidence of transfer and authenticity to, or upon the order of, the Purchaser, to sign any and all documents necessary to authorize the transfer of the Units to the Purchaser including, without limitation, the "Transferor's (Seller's) Application for Transfer" created by the National Association of Securities Dealers, Inc., if required, and upon receipt by the Information Agent (as the undersigned's agent) of the Offer Price, to become a substitute limited partner, to receive any and all distributions made or declared by the Partnership from and after the Expiration Date of the Offer (regardless of the record date for any such distribution), and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units, all in accordance with the terms of the Offer. This appointment is effective upon purchase of the Units by the Purchaser and will remain effective and be irrevocable for a period of ten years following the Expiration Date of the Offer. Upon purchase of the Units pursuant to the Offer, all prior powers of attorney given by the undersigned hereto with respect to such Units will be revoked and no subsequent powers of attorney may be given (and if given will not be deemed effective).

     In addition to and without limiting the generality of the foregoing, the undersigned hereto hereby irrevocably (i) requests and authorizes (subject to and effective upon acceptance for payment of any Unit tendered hereby) the Partnership and its general partner to take any and all actions as may be required to effect the transfer of the undersigned's Units to the Purchaser (or its designee) and to admit the Purchaser as a substitute limited partner in the Partnership under the terms of the Partnership Agreement; (ii) empowers the Purchaser and its agent to execute and deliver to the general partner a change of address form instructing the general partner to send any and all future distributions to the address specified in the form, and to endorse any check payable to or upon the order of such unitholder representing a distribution to which the Purchaser is entitled pursuant to the terms of the Offer, in each case, in the name and on behalf of the tendering unitholder; (iii) agrees not to exercise any rights pertaining to the Units without the prior consent of the Purchaser; and (iv) requests and consents to the transfer of the Units, to be effective on the books and records of the Partnership as of the effective date set forth in the Offer.

     NOTWITHSTANDING ANY PROVISION IN THE PARTNERSHIP AGREEMENT OR ANY PURCHASE AGREEMENT TO THE CONTRARY, THE UNDERSIGNED HERETO HEREBY DIRECTS THE GENERAL PARTNER OF THE PARTNERSHIP TO MAKE ALL DISTRIBUTIONS AFTER THE PURCHASER ACCEPTS THE TENDERED UNITS FOR PAYMENT TO THE PURCHASER OR ITS DESIGNEE. Subject to and effective upon acceptance for payment of any Unit tendered hereby, the undersigned hereby requests that the Purchaser be admitted to the Partnership as a substitute limited partner under the terms of the Partnership Agreement. Upon request, the undersigned will execute and deliver additional documents deemed by the Information Agent or the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of Units tendered hereby and will hold any distributions received from the Partnership after the Expiration Date in trust for the benefit of the Purchaser and, if necessary, will promptly forward to the Purchaser any such distributions immediately upon receipt. The Purchaser reserves the right to transfer or assign, in whole or in part, from time to time, to one or more of its affiliates, the right to purchase Units tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of tendering unitholders to receive payment for Units validly tendered and accepted for payment pursuant to the Offer.

     By executing this Letter of Transmittal, the undersigned hereto represents that either (i) the undersigned is not a plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101 of any such plan, or (ii) the tender and acceptance of Units pursuant to the Offer will not result in a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

     The undersigned hereto understands that a tender of Units to the Purchaser will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Purchaser may not be required to accept for payment any or all of the Units tendered hereby. In such event, the undersigned understands that any Letter of Transmittal for Units not accepted for payment may be returned to the undersigned or destroyed by the Purchaser (or its agent). THIS TENDER IS IRREVOCABLE, EXCEPT THAT UNITS TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE, OR UNLESS ALREADY ACCEPTED FOR PAYMENT, ANY TIME AFTER 60 DAYS FROM THE OFFER DATE.

     THE UNDERSIGNED HAS BEEN ADVISED THAT THE PURCHASER IS AN AFFILIATE OF THE GENERAL PARTNER OF THE PARTNERSHIP. THE UNDERSIGNED HERETO HAS MADE HIS OR HER OWN DECISION TO TENDER UNITS.

     The undersigned hereto hereby represents and warrants for the benefit of the Partnership and the Purchaser that the undersigned owns the Units tendered hereby and has full power and authority and has taken all necessary action to validly tender, sell, assign, transfer, convey and deliver the Units tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claims and that the transfer and assignment contemplated herein are in compliance with all applicable laws and regulations.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned hereto, and any obligations of the undersigned shall be binding upon the heirs, personal representatives, trustees in bankruptcy, legal representatives, and successors and assigns of the undersigned.

     The undersigned hereto further represents and warrants that, to the extent a certificate evidencing the Units tendered hereby (the "original certificate") is not delivered by the undersigned together with this Letter of Transmittal,
(i) the undersigned has not sold, transferred, conveyed, assigned, pledged, deposited or otherwise disposed of any portion of the Units, (ii) the undersigned has caused a diligent search of its records to be taken and has been unable to locate the original certificate, (iii) if the undersigned shall find or recover the original certificate evidencing the Units, the undersigned will immediately and without consideration surrender it to the Purchaser; and (iv) the undersigned shall at all times indemnify, defend, and save harmless the Purchaser and the Partnership, its successors, and its assigns from and against any and all claims, actions, and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages, judgments, costs, charges, counsel fees, and other expenses of every nature and character by reason of honoring or refusing to honor the original certificate when presented by or on behalf of a holder in due course of a holder appearing to or believed by the partnership to be such, or by issuance or delivery of a replacement certificate, or the making of any payment, delivery, or credit in respect of the original certificate without surrender thereof, or in respect of the replacement certificate.

      IMPORTANT: WHEN TENDERING, YOU MUST SEND ALL PAGES OF THIS LETTER OF
        TRANSMITTAL, INCLUDING EXECUTED TAX CERTIFICATIONS ON NEXT PAGE.

                                 SIGNATURE BOX
                              (SEE INSTRUCTION 2)
--------------------------------------------------------------------------------

Please sign exactly as your name is printed on the front of this Letter of Transmittal. For joint owners, each joint owner must sign. (See Instruction 2).

The undersigned hereto hereby represents, warrants and agrees as set forth in this Letter of Transmittal and tenders the Units indicated in this Letter of Transmittal to the Purchaser pursuant to the terms of the Offer.

X
--------------------------------------------------------------------------------
                              (Signature of Owner)

X
--------------------------------------------------------------------------------
                           (Signature of Joint Owner)

Name and Capacity (if other than individuals):
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(City)                            (State)                            (Zip)

Area Code and Telephone No. (Day):
--------------------------------------------------------------------------------

                         (Evening):
--------------------------------------------------------------------------------

                       SIGNATURE GUARANTEE (IF REQUIRED)
                              (SEE INSTRUCTION 2)
--------------------------------------------------------------------------------

YOU DO NOT NEED TO HAVE YOUR SIGNATURE GUARANTEED UNLESS YOU ARE A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY.

Name and Address of Eligible Institution:
--------------------------------------------------------------------------------

Authorized Signature: X
--------------------------------------------------------------------------------
Name:
--------------------------------------------------------------------------------

Title: ---------------                                Date: --------------------

                               TAX CERTIFICATIONS
                              (SEE INSTRUCTION 5)

     Please refer to the attached Instructions for completing Boxes A and B below.

---------------------------------------------------------------------------------------------------------
                                                  BOX A
                                             SUBSTITUTE W-9
---------------------------------------------------------------------------------------------------------
SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR TIN IN  ---------------------------------------
FORM W-9                    THE BOX AT THE RIGHT OR, IF YOU DO            SOCIAL SECURITY NUMBER
                            NOT HAVE A TIN, WRITE "APPLIED FOR"
DEPARTMENT OF THE TREASURY  AND SIGN THE CERTIFICATION BELOW.                       OR
INTERNAL REVENUE SERVICE                                          ---------------------------------------
(IRS)                                                                 TAXPAYER IDENTIFICATION NUMBER
                                                                                [ ] EXEMPT
PAYER'S REQUEST FOR
TAXPAYER
IDENTIFICATION NUMBER
(TIN)
                            -----------------------------------------------------------------------------
                            PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
PLEASE FILL IN YOUR NAME
AND                         (1) The number shown on this form is my correct Taxpayer Identification
ADDRESS BELOW.                  Number (or I am waiting for a number to be issued to me),
--------------------------
Name                        (2) I am not subject to backup withholding either because (a) I am exempt
--------------------------      from backup withholding, (b) I have not been notified by the IRS that I
Business Name                   am subject to backup withholding as a result of failure to report all
--------------------------      interest or dividends, or (c) the IRS has notified me that I am no longer
Address (number and             subject to backup withholding, and
street)                     (3) I am a U.S. person (as defined for U.S. federal income tax purposes).
--------------------------
City, State and Zip Code
                            -----------------------------------------------------------------------------

                            CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed
                            "Guidelines for Certification of Taxpayer Identification Number on Substitute
                            Form W-9".
                            Signature: ---------------------------------------------     Date: ----------
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BOX B

                                FIRPTA AFFIDAVIT
--------------------------------------------------------------------------------

    Under Section 1445(e)(5) of the Internal Revenue Code and Treas. Reg. 1.1445 11T(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of its gross assets consists of U.S. real property interests and 90% or more of the value of its gross assets consists of U.S. real property interests plus cash equivalents, and the holder of the Units is a foreign person. To inform AIMCO Properties, L.P. that no withholding is required with respect to the unitholder's Units in the Partnership, the undersigned hereby certifies the following under penalties of perjury:

        (i) Unless this box [ ] is checked, the unitholder, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate or foreign trust (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

        (ii) The unitholder is not a disregarded entity as defined in Treas. Reg. Section 1.1445-2(b)(2)(iii);

        (iii) The unitholder's U.S. social security number (for individuals) or employer identification number (for non individuals) is correct as furnished in the blank provided for that purpose in Box A;

        (iv) The unitholder's home address (for individuals), or office address (for non individuals), is correctly printed (or corrected) is correct as furnished in the blank provided for that purpose in Box A.

    The undersigned understands that this certification may be disclosed to the IRS by AIMCO Properties, L.P. and that any false statements contained herein could be punished by fine, imprisonment, or both.

    Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

Signature: ----------------------------------------     Date: ------------------

                                  INSTRUCTIONS
                      FOR COMPLETING LETTER OF TRANSMITTAL

     1. REQUIREMENTS OF TENDER. To be effective, a duly completed and signed Letter of Transmittal (or facsimile thereof) and any other required documents must be received by the Information Agent at one of its addresses (or its facsimile number) set forth herein on or before the date and time of the Expiration Date, unless extended. To ensure receipt of the Letter of Transmittal and any other required documents, it is suggested that you use overnight courier delivery or, if the Letter of Transmittal and any other required documents are to be delivered by United States mail, that you use certified or registered mail, return receipt requested.

         Our records indicate that you own the number of Units set forth in the box above entitled "Description of Units Tendered" under the column entitled "Name(s), Address(es), Number of Units Owned and Tax Identification Number of Registered Holder(s)." If you would like to tender only a portion of your Units, please so indicate in the space provided in the box above entitled "Description of Units Tendered."

         WHEN TENDERING, YOU MUST SEND ALL PAGES OF THE LETTER OF TRANSMITTAL, INCLUDING EXECUTED TAX CERTIFICATIONS (BOXES A AND B).

         THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING UNITHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

     2.  SIGNATURE REQUIREMENTS.

         INDIVIDUAL AND JOINT OWNERS. After carefully reading and completing the Letter of Transmittal, to tender Units, unitholders must sign at the "X" in the Signature Box of the Letter of Transmittal. The signature(s) must correspond exactly with the names printed (or corrected) on the front of the Letter of Transmittal. NO SIGNATURE GUARANTEE ON THE LETTER OF TRANSMITTAL IS REQUIRED IF THE LETTER OF TRANSMITTAL IS SIGNED BY THE UNITHOLDER (OR BENEFICIAL OWNER IN THE CASE OF AN IRA). If any tendered Units are registered in the names of two or more joint owners, all such owners must sign this Letter of Transmittal.

         IRAS/ELIGIBLE INSTITUTIONS. For Units held in an IRA account, the beneficial owner should sign in the Signature Box and no signature guarantee is required. Similarly, no signature guarantee is required if Units are tendered for the account of a member firm of a registered national security exchange, a member firm of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States (each an "Eligible Institution").

         TRUSTEES, CORPORATIONS, PARTNERSHIP AND FIDUCIARIES. Trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partners of a partnership or other persons acting in a fiduciary or representative capacity must sign at the "X" in the Signature Box and have their signatures guaranteed by an Eligible Institution by completing the signature guarantee set forth in the Signature Box of the Letter of Transmittal. If the Letter of Transmittal is signed by trustees, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partners of a partnership or others acting in a fiduciary or representative capacity, such persons should, in addition to having their signatures guaranteed, indicate their title in the Signature Box and must submit proper evidence satisfactory to the Purchaser of their authority to so act (see Instruction 3 below).

     3. DOCUMENTATION REQUIREMENTS. In addition to the information required to be completed on the Letter of Transmittal, additional documentation may be required by the Purchaser under certain circumstances including, but not limited to, those listed below. Questions on documentation should be directed to the Information Agent at its telephone number set forth herein.

    DECEASED OWNER (JOINT TENANT)              --    Copy of death certificate.
    DECEASED OWNER (OTHERS)                    --    Copy of death certificate (see also
                                                     Executor/ Administrator/Guardian below).
    EXECUTOR/ADMINISTRATOR/GUARDIAN            --    Copy of court appointment documents for
                                                     executor or administrator; and
                                                     (a) a copy of applicable provisions of
                                                     the will (title page, executor(s)'
                                                     powers, asset distribution); or
                                                     (b) estate distribution documents.
    ATTORNEY-IN-FACT                           --    Current power of attorney.
    CORPORATION/PARTNERSHIP                    --    Corporate resolution(s) or other evidence
                                                     of authority to act. Partnership should
                                                     furnish a copy of the partnership
                                                     agreement.
    TRUST/PENSION PLANS                        --    Unless the trustee(s) are named in the
                                                     registration, a copy of the cover page of
                                                     the trust or pension plan, along with a
                                                     copy of the section(s) setting forth
                                                     names and powers of trustee(s) and any
                                                     amendments to such sections or
                                                     appointment of successor trustee(s).

     4. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If consideration is to be issued in the name of a person other than the person signing the Signature Box of the Letter of Transmittal or if consideration is to be sent to someone other than such signer or to an address other than that set forth on the Letter of Transmittal in the box entitled "Description of Units Tendered," the appropriate boxes on the Letter of Transmittal should be completed.

     5. TAX CERTIFICATIONS. The unitholder(s) tendering Units to the Purchaser pursuant to the Offer must furnish the Purchaser with the unitholder(s)' taxpayer identification number ("TIN") and certify as true, under penalties of perjury, the representations in Box A and Box
         B. See attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidance in determining the proper TIN to give the Purchaser.

         U.S. PERSONS. A unitholder that is a U.S. citizen or a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "U.S. Persons"), as those terms are defined in the Code, should follow the instructions below with respect to certifying Box A and Box B.

         BOX A -- SUBSTITUTE FORM W-9.

         PART (i), TAXPAYER IDENTIFICATION NUMBER. Tendering unitholders must certify to the Purchaser that the TIN provided in Box A is correct. If a correct TIN is not provided, penalties may be imposed by the Internal Revenue Service (the "IRS"), in addition to the unitholder being subject to backup withholding.

         PART (ii), BACKUP WITHHOLDING. In order to avoid Federal income tax backup withholding, the tendering unitholder must certify, under penalty of perjury, that such unitholder is not subject to backup withholding. Certain unitholders (including, among others, all corporations and certain exempt non-profit organizations) are not subject to backup withholding. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. DO NOT CHECK THE BOX IN BOX A, PART (ii), UNLESS YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

         When determining the TIN to be furnished, please refer to the following as a guide:

         Individual accounts -- should reflect owner's TIN.
         Joint accounts -- should reflect the TIN of the owner whose name appears first.
         Trust accounts -- should reflect the TIN assigned to the trust.
         IRA custodial accounts -- should reflect the TIN of the custodian (not necessary to provide).
         Custodial accounts for the benefit of minors -- should reflect the TIN of the minor.
         Corporations, partnership or other business entities -- should reflect the TIN assigned to that entity.
         Single member limited liability company -- should reflect the TIN of the owner of the Units for federal income tax purposes.

         NON-U.S. PERSONS. In order for a unitholder that is not a U.S. Person ("Non-U.S. Person") to qualify as exempt, such unitholder must submit a completed Form W-8BEN "Certificate of Foreign Status," Form W-8ECI "Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a U.S. Trade or Business," or Form W-8IMY "Certificate of Foreign Intermediary, Foreign Flow Through Entity or Certain U.S. Branches for United States Tax Withholding" signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the IRS at www.irs.gov.

         BOX B -- FIRPTA AFFIDAVIT. Section 1445 of the Code requires that each unitholder transferring interests in a partnership with real estate assets meeting certain criteria certify under penalty of perjury the representations made in Box B, or be subject to withholding of tax equal to 10% of the amount realized for interests purchased. Tax withheld under Section 1445 of the Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS. PART (i) SHOULD BE CHECKED ONLY IF THE TENDERING UNITHOLDER IS NOT A U.S. PERSON, AS DESCRIBED THEREIN.

     6. CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted.

     7. VALIDITY OF LETTER OF TRANSMITTAL. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal and other required documents will be determined by the Purchaser and such determination will be final and binding. The Purchaser's interpretation of the terms and conditions of the Offer (including these Instructions for this Letter of Transmittal) will be final and binding. The Purchaser will have the right to waive any irregularities or conditions as to the manner of tendering. Any irregularities in connection with tenders, unless waived, must be cured within such time as the Purchaser shall determine. This Letter of Transmittal will not be valid until any irregularities have been cured or waived. Neither the Purchaser nor the Information Agent are under any duty to give notification of defects in a Letter of Transmittal and will incur no liability for failure to give such notification.

     8. ASSIGNEE STATUS. Assignees must provide documentation to the Information Agent which demonstrates, to the satisfaction of the Purchaser, such person's status as an assignee.

     9. TRANSFER TAXES. The amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

  NAME

     If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

     Sole Proprietor -- You must enter your individual name as shown on your Social Security card. You may enter your business, trade or "doing business as" name on the Business Name line.

     Limited Liability Company (LLC) -- If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations sec. 301.7701-3, enter the owner's name. Enter the LLC's name on the Business Name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

     Other Entities -- Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or "doing business as" name on the Business Name line.

  TAXPAYER IDENTIFICATION NUMBER (TIN)

     You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see OBTAINING A NUMBER below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations sec. 301.7701-3, and are owned by an individual, enter the owner's Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's employer identification number. See the chart below for further clarification of name and TIN combinations.

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------
                               GIVE THE TAXPAYER
FOR THIS TYPE OF ACCOUNT:      IDENTIFICATION
                               NUMBER OF --
-----------------------------------------------------
 1.  An individual account     The individual
 2.  Two or more individuals   The actual owner of
     (joint account)           the account or, if
                               combined funds, the
                               first individual on
                               the account(1)
 3.  Custodian account of a    The minor(2)
     minor (Uniform Gift to
     Minors Act)
 4.  a.  The usual revocable   The grantor trustee(1)
         savings trust
         account (grantor is
         also trustee)
     b.  So-called trust       The actual owner(1)
         account that is not
         a legal or valid
         trust under state
         law
 5.  Sole proprietorship or    The owner(3)
     single-owner LLC
 6.  A valid trust, estate or  The legal entity (Do
     pension trust             not furnish the
                               identifying number of
                               the personal
                               representative or
                               trustee unless the
                               legal entity itself is
                               not designated in the
                               account title.)(4)

-----------------------------------------------------
-----------------------------------------------------
                               GIVE THE TAXPAYER
FOR THIS TYPE OF ACCOUNT:      IDENTIFICATION
                               NUMBER OF --
-----------------------------------------------------
 7.  Corporate or LLC          The corporation
     electing corporate
     status on Form 8832
 8.  Association, club,        The organization
     religious, charitable,
     educational
     organization, or other
     tax-exempt organization
 9.  Partnership or multi-     The partnership
     member LLC
10.  A broker or registered    The broker or nominee
     nominee
11.  Account with the          The public entity
     Department of
     Agriculture in the name
     of a public entity (such
     as a State or local
     government, school
     district, or prison)
     that receives
     agricultural program
     payments
-----------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
For interest and dividends, the following payees are generally exempt from backup withholding:

- An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

- The United States or any of its agencies or instrumentalities.

- A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

- A foreign government or any of its political subdivisions, agencies or instrumentalities.

- An international organization or any of its agencies or instrumentalities.

- A corporation.

- A foreign bank of central issue.

- A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

- A real estate investment trust.

- An entity registered at all times during the tax year under the Investment Company Act of 1940.

- A common trust fund operated by a bank under section 584(a) of the Code.

- A financial institution (as defined for purposes of section 3406 of the Code).

- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

- A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

  For broker transactions, persons listed above, as well the persons listed below, are exempt from backup withholding.

- A futures commission merchant registered with the Commodity Futures Trading Commission.

- A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

Exempt payees described above should file substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(A), 6045, and 6050A.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a correct taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE

                    The Information Agent for the offer is:

                             THE ALTMAN GROUP, INC.

           By Mail:                  By Overnight Courier:                 By Hand:
         P.O. Box 238              1275 Valley Brook Avenue        1275 Valley Brook Avenue
      Lyndhurst, NJ 07071             Lyndhurst, NJ 07071             Lyndhurst, NJ 07071
                                         By Telephone:
                                   TOLL FREE (800) 467-0821
                                            By Fax:
                                        (201) 460-0050